                                                                    Exhibit 10.8

               PARENT Series A and Series B CPECs PLEDGE AGREEMENT

                                 BY AND BETWEEN

                           BCP CRYSTAL HOLDINGS LTD. 2
                                   as Pledgor
                                       and

                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                         as Pledgee and Collateral Agent

                                       and

                     BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.,
                                 as the Company

THIS PLEDGE AGREEMENT is dated April 6, 2004 and made by and between:

(1)  BCP CRYSTAL HOLDINGS LTD. 2, a company organized under the laws of the
     Cayman Islands, with registered office at c/o Walkers SPV Limited, Walker
     House, PO Box 908 GT, Mary Street, George Town, Grand Cayman, Cayman
     Islands (the "Pledgor" or "BCP Crystal");

And

(2)  DEUTSCHE BANK AG, NEW YORK BRANCH, the New York branch of a German banking corporation, on its own behalf and as collateral agent for the benefit of the Secured Parties (as defined below), (hereinafter the "Pledgee" or the
     "Collateral Agent");

And

(3)  BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A., a corporate partnership limited by shares (societe en commandite par actions) incorporated under the laws of the Grand-Duchy of Luxembourg, whose registered office is at 8-10, rue
     Mathias Hardt, L-1717 Luxembourg and registered at the Luxembourg
     Companies' Registrar under number B 96771 (hereinafter the "Company" or
     "Parent") acting through its general partner and manager, BCP Caylux
     Holdings Ltd 1, an exempted company governed by the laws of the Cayman
     Islands with registered office at c/o Walkers SPV Limited, Walker House, PO
     Box 908 GR, Mary Street, George Town, Grand Cayman, Cayman Islands ( the
     "General Partner and Manager")

WHEREAS

A.   The Company has as of the date hereof issued registered Series A
     Convertible Preferred Equity Certificates (the "Series A CPECs") and
     registered Series B Convertible Preferred Equity Certificates (the "Series
     B CPECs");

B.   The Pledgor owns all the Series A CPECs and all the Series B CPECs issued by the Company;

C.   The Pledgor, the Company, Celanese Americas Corporation ("CAC"), certain other subsidiaries of the Pledgor from time to time party thereto as borrowers under the Revolving Facility provided for in the Credit Agreement
     (as defined below) (the "Subsidiary Revolving Borrowers" and together with
     CAC and Parent, the "Borrowers"), the Lenders party thereto from time to time (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as global coordinator, DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent and as collateral agent for the Lenders, and DEUTSCHE BANK SECURITIES INC. and
     MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arrangers have entered into a Credit Agreement dated as of April 6, 2004 as amended, supplemented, waived or otherwise modified from time to time (the "Credit Agreement").

D.   The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Pledge Agreement. The Pledgor is the majority limited partner of the Parent, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit
     Agreement and is willing to execute and deliver this Pledge Agreement and to pledge all its CPECs (and for the avoidance of doubt the Collateral, if different from the CPECs) in the Parent to secure any and all of the
     Secured Obligations in order to induce the Lenders to extend such credit.

NOW, THEREFORE, the Pledgor hereby agrees with the Pledgee as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1. Unless otherwise defined herein or the context otherwise requires, capitalised terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

"CREDIT AGREEMENT" shall have the meaning as set out in the recitals hereto.

"CPECs" means all the convertible preferred equity certificates regardless of class or series issued by the Company held by, to the order or on behalf of the
Pledgor at any time (including for the avoidance of doubt the Series A CPECs and the Series B CPECs), including for the avoidance of doubt any CPECs or securities of the Company which shall be issued to the Pledgor from time to time, regardless of the reason of such issuance, whether by way of substitution, replacement, interest, conversion or in addition to the CPECs held on the date hereof, whether following an exchange, division, free attribution, conversion, contribution in kind or in cash or for any other reason (the "Future CPECs"), in which case such Future CPECs shall immediately be and become subject to the security interest created hereunder (and be part of the CPECs).

"EVENT OF DEFAULT" has the meaning given to it by the Credit Agreement.

"HOLDINGS GUARANTEE" means the Guarantee and Pledge Agreement between Holdings, each Intermediate HoldCo and the Collateral Agent.

"LOAN DOCUMENT OBLIGATIONS" means (a) the due and punctual payment by each
Borrower of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the
Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon

(including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral and
(iii) all other monetary obligations of any Borrower to any of the Secured
Parties under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to the Credit Agreement, this Pledge Agreement, the Share Pledge
Agreement, the Holdings Guarantee and each of the other Loan Documents.

"PLEDGED COLLATERAL" the CPECs, the Future CPECs and any Related Assets.

"RELATED ASSETS" means all dividends, interest and other monies payable in respect of the CPECs and all other rights, benefits and proceeds in respect of or derived from the CPECs (whether by way of redemption, bonus, preference, option, substitution, conversion or otherwise) except to the extent these constitute CPECs.

"RIGHTS OF RECOURSE" means all and any rights, actions and claims the Pledgor may have against (i) the obligors under the Credit Agreement or other Loan
Documents and (ii) any entity having granted security or given a guarantee for such obligors' obligations under the Loan Documents (the "SECURITY GRANTOR")
arising under or pursuant to the enforcement of the present pledge including, in particular, the Pledgor's right of recourse against the such obligors under the terms of Article 2028ff. of the Civil Code (including, for the avoidance of doubt, any right of recourse prior to enforcement), or any right of recourse by way of subrogation or any other similar right, action or claim under any applicable law.

"SECURED OBLIGATIONS" means (a) the Loan Document Obligations, (b) the due and punctual payment and and performance of all obligations of the Pledgor owing to the Secured Parties under and pursuant to this Pledge Agreement, the Parent
Share Pledge Agreement, (c) the due and punctual payment and performance of all the obligations of the Pledgor under and pursuant to the Holdings Guarantee (d)
the due and punctual payment and performance of all obligations of any Borrower under each Swap Agreement that (i) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date
or (ii) is entered into after the Closing Date with any counterparty that is a
Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, and (e) the due and punctual payment and performance of all obligations of any Borrower and any of its subsidiaries in respect of overdrafts and related liabilities owed to a Lender or any of its Affiliates and arising from cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements).

"SECURED PARTIES" means (a) the Lenders (and any Affiliate of a Lender to which any

obligation referred to to in clause (d) and (e) of the definition of the term
"Secured Obligations" is owed), (b) the Administrative Agent and the Collateral
Agent, (c) each Issuing Bank, (d) each counterparty to any Swap Agreement entered into with a Loan Party the obligations under which constitute Secured
Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the successors and permitted assigns of each of the foregoing.

"SHARES" means limited partners' shares regardless of class in the share capital of the Company.

"SHARE PLEDGE AGREEMENT" means the share pledge agreement under Luxembourg law between inter alia the Pledgor and the Collateral Agent.

1.2.     Nothing in this Agreement shall be construed as limiting any of the rights and remedies under the Credit Agreement, unless expressly set forth herein.

1.3.     The rules of construction specified in Section 1.02 of the Credit
         Agreement also apply to this Pledge Agreement.

1.4.     For the avoidance of doubt, whenever in this Pledge Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all rights and obligations of the Pledgor (or anyone thereof) or the Pledgee that are contained in this Pledge Agreement shall bind and inure to the benefit of their respective successors and assigns.

1.5.     Headings and the Index used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Pledge Agreement

2.       PLEDGE

2.1      As continuing security for the due and punctual performance, and the payment when due and discharge, of the Secured Obligations, the Pledgor hereby pledges as a first priority pledge to the Pledgee, who accepts, any and all of its CPECs in the Company of whatever nature, existing or to be acquired by the Pledgor and owned by the Pledgor (including for the avoidance of doubt, any Future CPECs) (the "Pledged CPECs") and the
         Pledgor hereby grants to the Pledgee, a first ranking security on such
         Pledged CPECs and in all proceeds thereof in respect of or in exchange or replacement for the Pledged CPECs (the "Pledge") as collateral security for the prompt and complete payment and discharge of the
         Secured Obligations and transfers the Pledged CPECs by way of security
         (gage) (pursuant to article 114(3)(c) of the Commercial Code) to the
         Pledgee.

2.2      The Pledgee accepts the Pledge and transfer by way of security (gage)
         and the Company acknowledges and accepts the Pledge for purposes of article 1690 of the Luxembourg Civil Code and article 114 of the
         Commercial Code.

2.3      The Pledgor shall simultaneously herewith, or in the case of CPECs issued to the Pledgor after the date hereof (i.e. any Future CPECs), immediately upon the issue thereof to the Pledgor procure the inscription of the Pledge and the transfer by way of security (gage) in accordance with article 114 (3) (c) of the Commercial Code in favour of the Pledgee in the register of CPECs holders of the Company and provide the Pledgee with a written confirmation from the Company (together with a certified copy of the relevant pages in the register) that these inscriptions have been duly made. For the avoidance of doubt the
         Pledgor and the Pledgee hereby request and instruct the Company to immediately register the Pledge in the register of CPECs holders of the
         Company.

         Without prejudice to the above provisions, the Pledgor hereby irrevocably authorises and empowers the Pledgee to cause any formal steps to be taken by the General Partner and Manager of the Company for the purpose of further perfecting the present Pledge and, for the avoidance of doubt, undertake to take any such steps itself if so directed by the Pledgee. In particular, should any such steps be required in relation to Future CPECs of the Company or Related Assets, the Pledgor undertakes to take any such steps immediately upon issuance or receipt of such Future CPECs of the Company or Related Assets, and, where possible, to instruct the Company to take any such steps, without prejudice to the right of the Pledgee pursuant to the first sentence hereof.

2.4      For the avoidance of doubt, in the event of a conversion of CPECs into
         Shares of the Company, the Pledge on such CPECs shall remain effective and be transferred automatically onto the Shares issued therefore.

         The Pledgor shall simultaneously with such conversion procure the inscription of the Pledge on the Shares issued upon conversion and the transfer by way of security in favour of the Pledgee in the register of shareholders of the Company and provide the Pledgee with a written confirmation from the Company (together with a certified copy of the relevant page in the register) that this inscription has been duly made. For the avoidance of doubt the Pledgor and the Pledgee hereby request and instruct the Company to immediately register the Pledge on the Shares issued upon conversion in the register of shareholders of the Company.

2.5      The Pledgor, the Pledgee and the Company jointly instruct the General
         Partner and Manager of the Company and Me Pierre Beissel and Me
         Benedicte Kurth (each of Arendt and Medernach), each acting without the other and with full power of substitution, as proxy to register the
         Pledge and to inscribe the Pledge in favour of the Pledgee in the register of CPECs holders of the Company (or in the case of clause 2.3 the register of shareholders in which case the text shall be adapted mutatis mutandis).

         The text to be used for the inscription shall be the following with the indications:

         "Pursuant to the Parent Series A and Series B CPECs Pledge Agreement
         dated [ ] 2004 between BCP Crystal Holdings Ltd 2 as Pledgor, Deutsche
         Bank AG, New York Branch as Pledgee and the Company, BCP Crystal
         Holdings Ltd 2has pledged and transferred by way of security pursuant to article 114.3(c) of the Commercial Code, all its right, title, interest and benefit, present and future, on, to and under all of its
         [Series A/B] CPECss (as well as any Future CPECs) and all its right, title, interest and benefit, present and future, in and to all proceeds which may from time to time and at any time be distributed or derived from, or accrue on or arise in respect of or related to said CEPCss, as first ranking security to Deutsche Bank AG, New York Branch (on its on behalf and as collateral agent for the benefit of the Secured Parties).

         [Signature]"

2.6      This Pledge shall be in addition to and independent of any other pledge, guarantee, or other security given in respect of the Secured
         Obligations.

2.7      The Pledge created hereby shall not be affected in any way by any variation, amendment, extension, waiver, compromise or release of any or all of the Secured Obligations, the Credit Agreement, the Holdings
         Guarantee, the Parent Share Pledge Agreement, any Loan Document, or of
         any security from time to time therefore. To the extent it can be avoided by any action of the Pledgor or otherwise, the Pledge created herein shall no be affected by any change in the laws, rules or regulations of any jurisdiction or by any present or future action of any governmental authority or court.

2.8      The Pledgor shall forthwith, upon execution hereof, deposit with the
         Pledgee all certificates and documents of title to the CPECs, if any.

3.       RIGHTS ATTACHING TO THE CPECs

3.1.     Until the occurrence of an Event of Default and that is continuing (as, for the avoidance of doubt, defined in the Credit Agreement), and following a notice being issued by the Collateral Agent in accordance with clause 6 below, any powers (including any voting powers, if any)
         in respect of the Pledged CPECs shall, as from the date of this Pledge
         Agreement be exercised on all matters by the Pledgor, provided however,
         (i) that the Pledgor shall only exercise such right in a manner which does not adversely affect the Pledge and the rights of the Pledgee hereunder, (ii) that no consent, waiver or ratification given or action taken, which could reasonably be expected to materially and adversely affect the rights of the Pledgee, the rights of remedies of the
         Collateral Agent under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Pledgee to exercise the same and (iii) that the CPECs (or any part or number thereof) may only be converted into Shares with the prior written approval of the Pledgee.

3.2.     The Pledgee shall receive a copy of any CPECs holder notifications, notices or information and the Company undertakes to provide the
         Pledgee therewith in good time (and in any event no later than the same is provided for the Pledgor or any other CPECs holders).

3.3.     After an Event of Default shall have occurred and is continuing and following a notice being issued by the Collateral Agent in accordance with clause 6 below, any powers attaching to the CPECs shall be exercised by the Pledgee in such manner as he sees fit subject to complying with any applicable formalities provided for by law. For the avoidance of doubt, the Pledgee shall have the right following the occurrence and continuation of an Event of Default to act as the
         Pledgor's irrevocable proxy and for as long as there are any Secured
         Obligations outstanding, to represent the Pledgor at any CPECs holder's meeting and exercise the voting rights in any manner the Pledgee reasonably deems fit for the purpose of protecting or enforcing the rights of the Pledgee hereunder. The Pledgor shall do whatever is necessary in order to ensure that the exercise of the voting rights in these circumstances is facilitated and becomes possible for the
         Pledgee, including but not limited to the issuance of a written proxy in any form required by applicable law.

3.4.     Without limiting the forgoing, after an Event of Default shall have occurred and be continuing, the Pledgor shall take any steps required or appropriate to convert all or part of the CPECs into Shares if so requested or directed by the Security Agent.

3.5.     The Pledgor and the Company hereby expressly acknowledge that the
         Pledgee shall, following the occurrence and continuation of an Event of
         Default and following a notice being issued by the Collateral Agent in accordance with clause 6 below, pursuant to and in accordance with
         Section 3.3 be unconditionally authorised to exercise any voting rights attached to the Pledged CPECs in any manner necessary or useful for the purposes of ensuring the complete satisfaction of the obligations under the Credit Agreement and the Pledgor and the Company hereby waives any claim the Pledgor or the Company may have in this respect, in particular with respect to any liability of the Pledgee, except in cases of wilful misconduct or gross negligence of the Pledgee.

3.6.     Upon the occurrence of an Event of Default and that is continuing and following a notice being issued by the Collateral Agent in accordance with clause 6 below, all rights to future interest and other future cash proceeds receivable in connection with the Pledged CPECs shall automatically be transferred to the Pledgee.

4.       RIGHTS OF THE PLEDGEE, LIABILITY, INDEMNIFICATION

4.1.     The Pledgee shall not be liable for any failure to collect or realize the Secured Obligations or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing nor shall the Pledgee be under any obligation to take any action whatsoever with regard thereto.

4.2      The Pledgor agrees that the Pledgee shall be entitled to reimbursement of its expenses incurred hereunder as provided for in Section 9.05 of the Credit Agreement.

4.3      Without limitation of its indemnification obligations under the other
         Loan Documents, the Pledgor agrees to indemnify the Pledgee and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement)
         against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, taxes, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Pledge
         Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transaction and other transactions contemplated hereby, (ii) the use of proceeds of the Loans or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Pledged Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result primarily from the gross negligence or willful misconduct of such
         Indemnitee (treating for the purpose of this paragraph 4.3 any Secured
         Party and its Related Parties as a single Indemnitee).

4.4      Any such amounts payable as provided hereunder shall be additional
         Secured Obligations hereunder. The provisions of this Section 4 shall remain operative and in full force and effect regardless of the termination of this Pledge Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 4 shall be payable on written demand therefore accompanied by a reasonably detailed computation of the amounts so paid.

5.       REMEDIES IN CASE OF A DEFAULT

5.1.     Upon the occurrence of an Event of Default and during its continuation, the Pledgee may, without any demand, advertisement or notice of any other kind, other than the notice specified in clause 6 below, but without notice to any other person in addition to any other remedies provided for under this Agreement or by law, realize the Pledged
         Collateral in the most favourable manner provided for by Luxembourg law or any part thereof with the right for the Pledgee:

(i)      to acquire title to the Pledged Collateral following request addressed to the competent Luxembourg court, following appraisal made by experts, as provided for under article 117 of the Luxembourg Code de Commerce;

(ii)     in respect of such Pledged Collateral which constitutes securities
         (including transferable securities) listed on a stock exchange or dealt in on one of the markets defined by article 118 of the Luxembourg Code de Commerce, either to cause the sale thereof on the stock exchange or on the aforesaid market through the intermediary of a person whom it may designate, or to appropriate such Pledged Collateral at the prevailing market value;

(iii)    in respect of any Pledged Collateral not listed or quoted on a stock exchange nor dealt in one of the markets defined by article 118 of the
         Luxembourg Code the Commerce to cause the sale thereof at a stock exchange by public auction held by a public officer designated by the
         Pledgee; and

(iv)     in respect of any Collateral consisting of claims for sums of money, if a sum is owed by itself or the Secured Parties, to set off the amount due by the Company and the amount due by it or the Secured Parties and, if the sum is owed by a third party, to require that third party to make payment of the amount due by such third party directly to it, upon maturity of the third party debt.

5.2.     The Collateral Agent shall promptly apply the proceeds, moneys or balances of any realisation of the Pledged Collateral (or any part thereof), as well as any Pledged Collateral consisting of cash, as follows:

         FIRST, to the payment of all costs and expenses incurred by the
         Administrative Agent and the Collateral Agent in connection with such realisation or otherwise in connection with this Pledge Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and the
         Collateral Agent hereunder or under any other Loan Document on behalf of any Guarantor (as defined in the Holdings Guarantee) or Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

         SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Secured Obligations owed to them on the date of any such distribution);

         THIRD, once all the Secured Obligations have been paid in full, to the
         Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

5.3.     The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Pledge Agreement.

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6.       FORMAL NOTICE

Upon the occurrence of an Event of Default and during its continuation, the
Pledgee may, after having formally given 3 business days' written notice to the
Pledgor and to the Company either by registered mail, by hand delivery or by special courier service (such as DHL, TNT, Worldcourrier, etc.), realise the
Pledged Collateral.

For the purpose of the preceding paragraph, a business day shall be a day where banks are open for business in Luxembourg.

7.       REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR

The Pledgor represents and warrants to the Pledgee that:

7.1.     it is the legal and beneficial owner of, and has good and marketable title to, its Pledged CPECs and that the Pledged CPECs are not subject to any encumbrance, charge, pledge or other security save as to Liens permitted pursuant to Section 6.02 (d), (e) or (q) of the Credit
         Agreement and except for the security created by this Pledge Agreement and have not been transferred in any way whatsoever;

7.2.     it has full power and authority to pledge all its Pledged CPECs pursuant to this Pledge Agreement;

7.3.     there are no prior agreements purporting to grant to any third party any encumbrance on the Pledged Collateral or to transfer the Pledged
         Collateral;

7.4.     the Pledge over the Pledged CPECs and the inscription thereof in the register of CPECs holders of the Company pursuant to this Agreement is not contrary to any court order applicable to the Pledgor or the
         Company and is not in breach of any agreement to which the Pledgor is a party;

7.5.     the Pledge created pursuant to this Agreement constitutes a "first priority" security interest over the Pledged CPECs (gage sur actions)
         not subject to any other security interest or attachment or any other kind of encumbrance save as may be permitted pursuant to Section 6.02
         (d), (e) or (q) of the Credit Agreement;

7.6.     all necessary consents and authorizations for the execution of this
         Pledge Agreement have been obtained by the Pledgor and are in full force and effect;

7.7.     the Pledged CPECs are not subject to any transfer restrictions (other than pursuant to the present Pledge Agreement);

7.8.     all the Pledged CPECs are duly issued and fully paid-up and are in registered form; and

                                       11

7.9.     the Pledged CPECs are not subject to any option to purchase or similar rights of any person.

Notwithstanding the foregoing, no Liens shall be permitted to exist, directly or indirectly, on Pledged Collateral, other than Liens in favour of the Collateral
Agent and Liens permitted by Section 6.02 (d), (e) or (q) of the Credit
Agreement.

8.       NO DISPOSITION, ETC.

8.1.     The Pledgor agrees that, without the prior written consent of the
         Pledgee, it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Collateral
         (or any part thereof) except that no such consent shall be required in the case of transfers permitted under the Credit Agreement provided however that in each such case the transferee shall prior to such transfer have acknowledged this Pledge in writing and shall have agreed to assume, jointly with the transferring Pledgor, all obligations of the Pledgor hereunder including those arisen and not satisfied prior the date of the transfer, nor will it create, incur or permit to be created or exist any encumbrance (save as may be permitted pursuant to
         Section 6.02 (d), (e) or (q) of the Credit Agreement or with the prior and express written approval of the Pledgee) by contract or otherwise with respect to any of the Collateral, or any interest therein, or any proceeds thereof, except for the security provided for by this Pledge
         Agreement.

8.2.     The Company notes and acknowledges the above and confirms that it shall not register any transfers or encumbrances of the Pledged CEPCs (or other part of the Pledged Collateral) (other than pursuant to this
         Pledge Agreement), except with the prior written consent of the
         Pledgee.

9.       PRESERVATION OF SECURITY, RELEASE

9.1.     This Pledge Agreement and the pledge constituted hereby shall terminate on the earlier of (x) the first date when all the Secured Obligations have been indefeasibly paid in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C
         Exposure has been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement and
         (y) the Restructuring Date provided that prior to any termination pursuant to this clause (y), all the equity interests in US Holdco shall have been pledged in favor of the Pledgee (A) by the Pledgor to the extent it is the direct parent of US Holdco or (B) the Company if it is the direct parent of US Holdco, in either case pursuant to a pledge agreement governed by New York law in form and substance satisfactory to the Pledgee.

9.2.     Following the termination of this Pledge Agreement pursuant to clause
         9.1 above, the Pledgee shall as soon as practicable, at the request and cost of the Pledgor, take

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         whatever action is necessary to release or otherwise discharge the
         Pledged Collateral from the security constituted by this Pledge
         Agreement. Any execution and delivery of documents pursuant to this clause 9 shall be without recourse to or warranty by the Pledgee.

9.3.     The Pledge shall be cumulative, in addition to, and independent of every other security which the Pledgee or the Secured Parties may at any time hold as security for the Secured Obligations or any rights, powers and remedies provided by law and shall not operate so as in any way to prejudice or affect or be prejudiced or affected by any security interest or other right or remedy which the Pledgee or the Secured
         Parties may now or at any time in the future have in respect of the
         Secured Obligations.

9.4.     This Pledge shall not be prejudiced by any time or indulgence granted to any person, or any abstention or delay by the Pledgee or any of the
         Secured Parties in perfecting or enforcing any security interest or rights or remedies that the Pledgee or the Secured Parties may now or at any time in the future have from or against the Pledgor or any other person having granted security for the Secured Obligations

9.5.     The Pledgor herby waives any right it may have to first require the enforcement of any other right, security or guarantee before the enforcement of this Pledge.

9.6.     No failure on the part of the Pledgee to exercise, or delay on its part in exercising, any of its rights under this Pledge Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any further or other exercise of that or any other rights

9.7.     The liability and obligations of the Pledgor hereunder will not be affected by an act, omission or circumstance occurring after the signature hereof which, but for this provision, would release or prejudice any of its obligations hereunder in whole or in part including without limitation:

         9.7.1.  any time or waiver granted to, or composition with the Pledgor, or any other person; or

         9.7.2.  the taking, variation, compromise, exchange, renewal or release or refusal or neglect to perfect, take up or enforce, any
                 rights or remedies against, or security over assets of the
                 Pledgor; or

         9.7.3.  any incapacity or lack of powers, authority or legal personality of the Pledgor; or

         9.7.4.  any amendment to, or any variation, waiver or release of, any
                 Secured Obligation or of the obligations of any obligor under any other Loan Document; or

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         9.7.5.  any failure to take, or fully to take, any security contemplated by the Loan Document or otherwise agreed or
                 contemplated to be taken in respect of the Secured Obligations;
                 or

         9.7.6.  any failure to realise or fully to realise the value of, or any release, discharge, exchange or substitution of, any security taken in respect of the Secured Obligations; or

         9.7.7.  any other act, event or omission which, but for this clause
                 8.6, might operate to discharge, impair or otherwise affect any of the obligations of the Pledgor contained in this Pledge
                 Agreement, the rights, powers and remedies conferred upon the
                 Secured Parties by this Pledge Agreement, the Pledge or by law.

9.8.     For the avoidance of doubt, all rights of the Pledgee hereunder, the security interest in the Pledged Collateral and all obligations of the
         Pledgor hereunder shall be absolute and unconditional irrespective of
         (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured
         Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the
         Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any other lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defence available to, or a discharge of, the Pledgor in respect of the Secured Obligations or this Pledge
         Agreement.

9.9.     This Pledge Agreement and the Pledge created hereby shall remain in full force and effect despite any amalgation, merger, split or similar operation affecting the Pledgee (and for the avoidance of doubt the
         Pledgor) and any reference to the Pledgee includes a reference to any successor or assignee or any person which assumes the rights and obligations of the Pledgee hereunder or under the Credit Agreement
         (including for the avoidance of doubt in the case of transfer, novation or otherwise).

9.10.    For the purpose of article 1278 of the Civil Code and without prejudice to this clause the Pledgee expressly reserves the Pledge in the case of assignment, novation, amendment or transfer of the Secured Obligations or any rights under the Credit Agreement or any other Loan Document. In addition and for the avoidance of doubt, the Pledgor hereby waives any rights arising for it now or in the future (if any) under Article 2037 of the Luxembourg Civil Code.

10.      COVENANTS

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10.1     The Pledgor covenants to the Pledgee that it shall act in good faith to maintain and exercise its rights in the Company, and in particular shall not knowingly take any steps nor do anything which could be reasonably expected to materially and adversely affect the rights of the Pledgee, the rights of remedies of the Collateral Agent under this
         Agreement, the Credit Agreement or any other Loan Document or the ability of the Pledgee to exercise the same or adversely affect the existence of the security interest created hereunder or the value thereof or result in the violation of any of the provisions of the
         Credit Agreement.

10.2.    The Pledgor shall cooperate with the Secured Party and sign or cause to be signed all such further documents and take all such further action as the Secured Party may from time to time reasonably request to perfect and protect this Pledge and to carry out the provisions and purposes of this Pledge Agreement and save as may be permitted pursuant to Section 6.02 (d), (e) or (q) of the Credit Agreement.

10.3.    The Pledgor is, and will be, the sole owner of its Pledged CPECs free from any encumbrance, except as created in favour of the Secured
         Parties by this Pledge Agreement.

11.      FURTHER ASSURANCES

         The Pledgor irrevocably appoints the Pledgee to be its attorney and in its name and on its behalf to execute, deliver and perfect all documents and do all things that the Secured Party may consider to be requisite for (a) carrying out any obligation imposed on the Pledgor under this Pledge Agreement which the Pledgor has failed to carry out or (b) perfecting or maintaining the security interest created hereunder. The Pledgor shall ratify and confirm all things done and all documents executed by the Pledgee in the exercise of that power of attorney.

12.      COUNTERPARTS

This Pledge Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Pledge Agreement.

13.      SEVERABILITY

Any provision of this Pledge Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such

                                       15

prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.      NO WAIVER; CUMULATIVE REMEDIES

For the avoidance of doubt, the Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or their remedies hereunder and no waiver shall be valid unless in writing, signed by or on behalf of the
Pledgee, and then only to the extent therein set forth. A waiver by or on behalf of the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Pledgee, any right, power or privileges hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

15.      WAIVERS, AMENDMENTS

Neither this Pledge Agreement nor any terms or conditions hereof may be amended, changed, waived, discharged, terminated or otherwise modified unless such amendment, change, waiver, discharge, termination or modification is in writing and is otherwise in accordance with the terms of this Pledge Agreement. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by or on behalf of the Pledgee and the Pledgor.

16.      ASSIGNMENT

The Pledgor may not assign or transfer all or any part of its rights or obligations hereunder except with the express written consent of the Pledgee.
The Pledgee may assign all or any of its respective rights hereunder with the consent of the Pledgor, which consent shall not be unreasonably withheld and any successor to or assignee of the Pledgee shall be entitled to the full benefits hereof. In the event of an assignment by the Pledgor with the express written consent of the Pledgee any assignee or successor of the Pledgor shall assume, jointly with the assigning Pledgor or the Pledgor it succeeds, as the case may be, all obligations of the Pledgor hereunder including those arisen and not satisfied prior the date of the assignment or succession thereto.

17.    RIGHTS OF RECOURSE

17.1.  The Pledgor hereby formally waives and renounces to exercise any Rights of Recourse or any other rights it may have against any obligor or
       Security Grantor pursuant to the Credit Agreement or other Loan Documents in any manner (including for the avoidance

                                       16

       of doubt, by way of provisional measures such as provisional attachment
       ("saisie-arret conservatoire") or by way of set-off.

17.2.  The Pledgor acknowledges that this waiver is of essence for the Pledgee and the Secured Parties and it is agreed that this clause shall survive any termination or discharge of this Pledge Agreement.

18.      NOTICES

Every notice, request, demand or other communication under this Agreement shall be given:

(1)      to the Pledgor at:

BCP CRYSTAL HOLDINGS Ltd. 2,
For the attention of the Directors
c/o Parent
29 rue Eugene Ruppert
L-2453 Luxembourg

with a copy to Blackstone Capital Partners Cayman IV L.P. 345 Park Avenue, New
York, New York 10154

(2)      to the Pledgee at:

Deutsche Bank AG, New York Branch,
60 Wall Street,
New York, New York 10005,
attention: Carin Keegan
(telecopy: (212) 797-5696) (e-mail: carin.keegan@db.com),

with a copy to:White & Case LLP, 1155 Avenue of the Americas, New York, New York
10036, attention: Sean Geary, Esq. (telecopy: (212) 354-8113);

(3)      to the Company at:

BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A.
For the attention of the Manager
8 rue Mathias Hardt
L-1717 Luxembourg

with a copy to Blackstone Capital Partners Cayman IV L.P. 345 Park Avenue, New
York, New York 10154 and to 29 rue Eugene Ruppert L-2453 Luxembourg.

or to such other address or facsimile or telex number as is notified by any party to the other parties to this Pledge Agreement.

                                       17

Every notice, request, demand or other communication under this Pledge Agreement shall be deemed to have occurred when received.

19.      EXPENSES AND STAMP DUTY

The Pledgor shall indemnify and keep indemnified the Pledgee against all costs, charges, fees and expenses (including legal fees, stamp duties and any value added tax) incurred in connection with the negotiation, preparation, execution, registration, implementation and preservation and amendments, waivers or consents of this Pledge Agreement and all costs, charges, fees and expenses incurred in connection with the enforcement of this Pledge Agreement (in each case including fees for legal advisers to the Pledgee) shall be reimbursed to the Secured Party by the Pledgor upon 2 business days notice.

For the avoidance of doubt, all costs and charges incurred as a result of the creation of the Pledge, the perfection thereof, and any other costs and charges incurred as a result of this Pledge Agreement or the enforcement thereof shall be borne by the Pledgor.

20.      GOVERNING LAW; JURISDICTION CLAUSE

20.1.    This Pledge Agreement shall be governed by, and construed in accordance with the laws of Luxembourg.

20.2.    The parties hereby irrevocably submit to the exclusive jurisdiction of the Luxembourg courts in connection with any disputes arising under this Pledge Agreement.

21.      PROCESS AGENT

Without prejudice to any other mode of process, the Pledgor hereby irrevocably:

21.1     appoints the Company, which hereby accepts such appointment, as its agent for service of process relating to any proceedings before the
         Luxembourg courts in connection with this Pledge Agreement;

21.2.    agrees that failure by its process agent to notify it of the process will not invalidate the proceedings concerned.

IN WITNESS WHEREOF, each party has executed and delivered this Agreement in three originals by its duly authorized officer as of the day and year first above written.

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/s/ Martin Brand
----------------------------
FOR AND BEHALF OF
BCP CRYSTAL HOLDINGS LTD. 2
BY: Martin Brand
TITLE: Director

THE PLEDGOR

                                       19

/s/ Albert Fischetti      /s/ Robert Wheeler
--------------------------------------------
FOR AND BEHALF OF THE PLEDGEE
DEUTSCHE BANK AG, NEW YORK BRANCH,
as Pledgee and Collateral Agent for the benefit of the Secured Parties on behalf of the Secured Parties
(and for the avoidance of doubt their permitted successors and assigns)
BY:    Albert Fischetti       Robert Wheeler
TITLE: Director               Director

                                       20

The Company acknowledges and accepts the existence of this Agreement and the
Pledge created over the Pledged CPECs, takes notice of, and agrees to, the terms thereof, takes notice and agrees to its obligations thereunder and without limitation undertakes to duly register this Pledge pursuant to its terms in its register of CPECs holders and to provide the Pledgee with a copy of the register evidencing such the registration.

/s/ Martin Brand
----------------------------
FOR AND BEHALF OF THE COMPANY
BCP CAYLUX HOLDINGS LUXEMBOURG S.C.A. acting through
BCP CAYLUX HOLDINGS LTD 1,  the General Partner and Manager of the Company
BY: Martin Brand
TITLE: Director

                                       21